Exhibit 10.1

AMENDMENT NO. 1 TO NOTE AND WARRANT PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO NOTE AND WARRANT PURCHASE AGREEMENT dated as of August 31, 2005 (this “Amendment”) is made and entered into by and among Verticalnet, Inc., a Pennsylvania corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement).

BACKGROUND

WHEREAS, the Company and the Purchasers are parties to that certain Note and Warrant Purchase Agreement dated as of August 16, 2005, by and among the Company and the Purchasers (the “Purchase Agreement”), pursuant to which: (i) the Company issued and sold to the Purchasers, and the Purchasers purchased from the Company, Senior Secured Convertible Promissory Notes due July 2, 2007 (the “Notes”) in the aggregate principal amount of Six Million Six Hundred Thousand Dollars ($6,600,000); and (ii) the Company issued warrants to the Purchasers (the “Warrants”); and

WHEREAS, the Company and the Purchasers desire to amend the Purchase Agreement as set forth in this Amendment.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENT

1. Section 3.8 of the Purchase Agreement shall be amended and restated in its entirety as follows:

“Section 3.8 Stockholder Approval. The Company covenants and agrees to use its reasonable best efforts to obtain the approval of its stockholders (“Stockholder Approval”) at its next annual meeting of stockholders to authorize the issuance of shares of Common Stock upon conversion of the Notes in excess of 19.99% of the number of shares of Common Stock outstanding immediately prior to the Closing Date, which is 9,468,758 shares of Common Stock (the “Issuable Maximum”). The Company shall not issue any shares of Common Stock or any securities exercisable, convertible or exchangeable for shares of Common Stock at a price per share below the Conversion Price (as defined in the Notes) until the date of the first stockholder’s meeting in which the Company shall seek the approval of the stockholders to issue shares of Common Stock in connection with a conversion of the Notes in excess of 19.99% (the “First Stockholder’s Meeting”) except for shares of Common Stock or options to purchase shares of Common Stock granted or issued pursuant to the Company’s stock option plans and employee stock purchase plans as they now exist. Upon the Company’s receipt of Stockholder Approval, the Company shall only be obligated to issue shares of Common Stock in excess of the Issuable Maximum upon the approval of the Nasdaq SmallCap Market. The Company agrees that all of the officers and directors of the Company that hold shares of Common Stock shall vote in favor of the issuance of shares of Common Stock in excess of the Issuable Maximum. If Stockholder Approval is not obtained at the First Stockholder’s Meeting, so long as any of the Notes remain outstanding the Company shall cause a stockholder’s meeting to be held every six months thereafter until Stockholder Approval is obtained.”

2. The Purchase Agreement shall remain in full force and effect in all respects except as modified by this Amendment.

3. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

4. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Amendment shall not be interpreted or construed with any presumption against the party causing this Amendment to be drafted.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Note and Warrant Purchase Agreement to be duly executed by their respective authorized officers as of the date first above written.

VERTICALNET, INC.

By: /s/ Christopher G. Kuhn
Name: Christopher G. Kuhn
Title: Vice President and General Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
NOTE AND WARRANT PURCHASE AGREEMENT]

PURCHASER: Iroquois Master Fund, Ltd._

Please print purchaser name

By:     /s/ Joshua Silverman      Name: Joshua Silverman
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
NOTE AND WARRANT PURCHASE AGREEMENT]

PURCHASER: Alpha Capital AG

Please print purchaser name

By: /s/ Konrad Ackerman
Name: Konrad Ackermann
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
NOTE AND WARRANT PURCHASE AGREEMENT]

PURCHASER: JGB Capital LP

Please print purchaser name

By:     /s/ Brett Cohen      Name: Brett Cohen
Title: President, JGB Management Inc., as General Partner

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
NOTE AND WARRANT PURCHASE AGREEMENT]

PURCHASER: Harborview Master Fund LP

Please print purchaser name

By:     /s/ Jonno Elliott      Name: Navigator Management Ltd.
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
NOTE AND WARRANT PURCHASE AGREEMENT]

PURCHASER: Portside Growth and Opportunity Fund_

Please print purchaser name

By:     /s/ Jeffrey Solomon      Name: Jeffrey Solomon
Title: Managing Partner

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
NOTE AND WARRANT PURCHASE AGREEMENT]

PURCHASER: Smithfield Fiduciary LLC_

Please print purchaser name

By:     /s/ Scott M. Wallace      Name: Scott M. Wallace
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
NOTE AND WARRANT PURCHASE AGREEMENT]

PURCHASER: Bristol Investment Fund, Ltd.

Please print purchaser name

By:     /s/ Paul Kessler      Name: Paul Kessler
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
NOTE AND WARRANT PURCHASE AGREEMENT]

PURCHASER: Nite Capital LP_

Please print purchaser name

By:     /s/ Keith A. Goodman      Name: Keith A. Goodman
Title: Manager of the General Partner

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
NOTE AND WARRANT PURCHASE AGREEMENT]

PURCHASER: Castle Creek Technology Partners LLC_

Please print purchaser name

By:     /s/ Stephen D. Friend      Name: Stephen D. Friend
Title: Managing Director of the Investment Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
NOTE AND WARRANT PURCHASE AGREEMENT]

PURCHASER:DKR Soundshore Oasis Holding Fund Ltd. Please print purchaser name

By:     /s/ Brad Caswell      Name: Brad Caswell
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
NOTE AND WARRANT PURCHASE AGREEMENT]

PURCHASER: CAMOFI Master LDC      Please print purchaser name

By:     /s/ Jeffrey M. Haas      Name: Jeffrey M. Haas
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
NOTE AND WARRANT PURCHASE AGREEMENT]

PURCHASER: Whalehaven Capital Fund Limited      Please print purchaser name

By:     /s/ Jennifer M. Kelly      Name: Jennifer M. Kelly
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
NOTE AND WARRANT PURCHASE AGREEMENT]

PURCHASER: Platinum Long term Growth I, LLC      Please print purchaser name

By:     /s/ Mark Nordlicht     Name: Mark Nordlicht
Title: Managing Member